CITIZENS BANCORP

2006 STOCK PLAN

Adopted by the Board of Directors on March 14, 2006

Approved by the shareholders on May 16, 2006

1.

Purposes of the Plan.  The purposes of this 2006 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Directors and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.  Restricted Stock Awards and other stock-based Awards may also be granted under the Plan.

2.

Definitions.  As used herein, the following definitions shall apply:

(a)

“Administrator” means the Board or any of its Committees as shall administer the Plan in accordance with Section 4 hereof.

(b)

“Applicable Laws” means the requirements relating to the administration of stock option plans under state corporate laws, federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted where Options or Awards are granted under the Plan.

(c)

“Award” includes a Restricted Stock Award, and any other stock-based Award.

(d)

“Board” means the Board of Directors of the Company.

(e)

“Code” means the Internal Revenue Code of 1986, as amended.

(f)

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(g)

“Common Stock” means the Common Stock of the Company.

(h)

“Company” means Citizens Bancorp, a California corporation and any Subsidiary thereof.

(i)

“Director” means a member of the Board of Directors of the Company.

(j)

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Participant shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director n or payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)

“Fair Market Value” means the market price of the Common Stock, determined by the Committee as follows:

(i)

If the Common Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Stock is quoted or, if the Common Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii)

If the Common Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

(iii)

If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

(iv)

In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator, in reliance upon Internal Revenue Service Treasury Regulations under the Code, as applicable.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m)

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n)

“Nonstatutory Stock Option” means an Option not intended to qualify as Incentive Stock Option.

(o)

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(p)

“Option” means a stock option granted pursuant to the Plan.

(q)

“Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(r)

“Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(s)

“Optioned Stock” means the Common Stock subject to an Option.

(t)

“Optionee” means the holder of an outstanding Option granted under the Plan.

(u)

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)

“Participant” means an Employee or Director selected by the Administrator and eligible to receive an Option or an Award under this Plan.

(w)

“Plan” means this 2006 Stock Plan.

(x)

“Restricted Stock” means the actual shares of Common Stock acquired pursuant to a grant of a Restricted Stock Award under Section 8 below.

(y)

“Restricted Stock Award” means an award of Common Stock granted pursuant to Section 8 below.

(z)

“Section 16(b)” means Section 16(b) of the Exchange Act.

(aa)

“Share” means a share of the Common Stock, as adjusted in accordance with Section 10 below.

(bb)

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.

Stock Subject to the Plan.  Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be subject to Options on Awards and sold under the Plan is 489,185 Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or an Award expires or becomes unexercisable without having been exercised in full, the unpurchased or unvested Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  However, Shares that have actually been issued under the Plan, upon exercise of either an Option or an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, or are forfeited, such Shares shall become available for future grant under the Plan.

4.

Administration of the Plan.

(a)

Administrator.

The Plan shall be administered by the Board or a Committee appointed by Board, which Committee shall be constituted to comply with Applicable Laws.

(b)

Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)

to determine the Fair Market Value;

(ii)

to select the Participants to whom Options and Awards may from time to time be granted hereunder;

(iii)

to determine the number of Shares to be covered by each such Option or Award granted hereunder;

(iv)

to approve forms of agreement for use under the Plan;

(v)

to determine the terms and conditions of any Option or Award granted hereunder, and amend any outstanding agreement, subject to applicable legal restrictions and to the consent of the Optionee or Participant who entered into such agreement.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions on Options or Restricted Stock Awards, and any restriction or limitation regarding any Option or Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)

to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock;

(vii)

to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)

to initiate an Option Exchange Program;

(ix)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under any tax laws;

(x)

to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or grant of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by Participants to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi)

to construe and interpret the terms of the Plan and Options and Awards granted pursuant to the Plan, and take any other actions deemed necessary or advisable for the administration of the Plan.

(c)

Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

5.

Eligibility.

(a)

Nonstatutory Stock Options and Awards may be granted to Participants.  Incentive Stock Options may be granted only to Employees.

(b)

Neither the Plan nor any Option or Award shall confer upon any Participant any right with respect to continuing the Participant’s relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

6.

Term of Plan.  The Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

7.

Stock Options.

(a)

Type of Option.

Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.  Each Option shall be evidenced by a written Option Agreement in the form determined by the Administrator that shall specify the terms, conditions, limitations and such other provisions as applicable as determined by the Administrator.

(b)

Term of Option.

The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

(c)

Option Exercise Price and Consideration.

(i)

The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A)

In the case of an Incentive Stock Option

(1)

granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)

granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B)

In the case of a Nonstatutory Stock Option

(1)

granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

(2)

granted to any other Participant, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

(C)

Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(ii)

The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d)

Exercise of Option.

(i)

Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives:  (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise o f the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)

Termination of Employment.  If an Optionee ceases to be employed by or perform any services for the Company, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).  To the extent that the Optionee is not entitled to exercise the Option on the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii)

Disability of Optionee.  If an Optionee ceases to be employed by or perform any services for the Company as a result of Optionee’s disability, the Optionee may within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise an Option to the extent otherwise entitled to exercise it at the date of such termination.  If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination.  To the extent that the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv)

Death of Optionee.  If an Optionee dies while employed by or while performing services for the Company, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant) to the extent vested on the date of death.  If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Pla n.

(v)

Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

(vi)

Non-Transferability of Options.  Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

8.

Restricted Stock.

(a)

Restricted Stock Award Agreement. Restricted Stock Awards may be issued to a Participant either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.  Each grant of a Restricted Stock Award under the Plan shall be evidenced by a Restricted Stock Award agreement (the "Restricted Stock Award Agreement") executed by the Participant and the Company in the form determined by the Administrator. Restricted Stock Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions, including any restrictions, which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Restricted Stock Award Agreement. The Restricted Stock Award Agreement shall specify the purchase price (if any) for the Restricted Stock. The Restricted Stoc k Agreement shall contain such  other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. The provisions of the various Restricted Stock Award Agreements entered into under the Plan need not be identical. The Administrator may amend any Restricted Stock Award to accelerate the dates after which such Restricted Stock Award may be executed in whole or in part.

(b)

Restrictions. Each Restricted Stock Award Agreement shall specify any restrictions on the Restricted Stock Award. Each Restricted Stock Award Agreement shall specify the date(s) ("Vesting Date") when all or any restrictions to the Restricted Stock Award shall lapse.

(c)

Escrow of Restricted Stock. Until all restrictions have expired or been removed, the Secretary or such other escrow holder as the Board of Directors may appoint shall retain custody of the stock certificates representing the Restricted Stock subject to the Award. In no event shall the Participant retain physical custody of any certificates representing shares of Restricted Stock awarded to him or her.

(d)

Termination of Employment and Forfeiture of Restricted Stock. Each Restricted Stock Award Agreement shall specify the number of shares and the term of the Restricted Stock Award. Subject to the foregoing, the Administrator at its sole discretion shall determine when a Restricted Stock Award is to expire. In the event that the Participant’s service terminates for any reason, including death or disability, the Shares subject to the Restricted Stock Award shall be earned only to the extent such Shares have vested as of the most recent Vesting Date prior to the date of such termination. Accordingly, the

Participant shall forfeit any Restricted Stock subject to the Restricted Stock Award as to which vesting has not yet occurred, and the Restricted Stock so forfeited shall be returned to the Company.

(e)

Transferability. A Participant’s Restricted Stock Award shall not be transferable during the Participant’s lifetime, except to the extent otherwise permitted in the Participant’s Restricted Stock Award Agreement.

(f)

Rights as a Shareholder.  Once the Restricted Stock Awards is granted, the Participant shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Restricted Stock Awards is granted, except as provided in Section 10 of the Plan.

(g)

Taxes. The Company shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

9.

Other Stock-Based Awards.

(a)

The Administrator shall have complete discretion in determining the number of Shares subject to other stock-based Awards, the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which such Awards will lapse.

(b)

Payment of other stock-based Awards may be in the form of cash, shares, other Awards, or in such combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. Payment may be made in a lump sum or in installments as prescribed by the Administrator. The Administrator may also require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest on the deferred amounts or the payment or crediting of dividend equivalent to deferred amounts denominated in Shares.

(c)

The Administrator may, at its sole discretion, direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Administrator deems appropriate.

10.

Adjustments Upon Changes in Capitalization Merger or Asset Sale.

(a)

Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or an Award, as well as the price per share of Common Stock covered by each such outstanding Option or Award, shall be proportionately adjusted, as applicable, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.  The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or an Award.

(b)

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Participant at least fifteen (15) days prior to such proposed action.  To the extent it has not been previously exercised, the Option or Award shall terminate immediately prior to the consummation of such proposed action.

(c)

Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Option or Award, the Participant shall fully vest in and have the right to exercise the Option or Award as to all of the Optioned Stock or other Shares granted pursuant to the Option or Award, including Shares as to which it would not otherwise be vested or exercisable.  If an Option or Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing o r electronically that the Option or Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Award shall terminate upon the expiration of such period.  For the purposes of this paragraph, the Option or Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Option or Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

11.

Time of Granting Options and Awards.  The date of grant of an Option or an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Award, or such other date as is determined by the Administrator.  Notice of the determination shall be given to each Participant to whom an Option or Award is so granted within a reasonable time after the date of such grant.

12.

Amendment and Termination of the Plan.

(a)

Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Shareholder Approval.  The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)

Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options or Awards granted under the Plan prior to the date of such termination.

13.

Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Options, Awards and Shares shall not be issued under the Plan unless their issuance and delivery shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

Investment Representations.  As a condition to the exercise of an Option or issuance of Restricted Stock or grant of an Award, the Administrator may require the intended recipient to represent and warrant that the intended recipient has investment intent and does not have any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

14.

Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.

Reservation of Shares.  The Company, during the term of this Plan and for so long as Options or Awards are outstanding under the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16.

Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted.  Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

17.

Information to Participants and Purchasers.  The Company shall provide to each Participant and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Participant or purchaser has one or more Options or Awards outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements.  The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

20.

Limitations on Number of Shares.  The total number of Shares issuable upon exercise of all outstanding Options and the total number of Shares called for under any stock bonus or similar plan or agreement, including Restricted Stock Awards, shall not exceed a number of Shares which is equal to 30% of the then outstanding Shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations.